SECURITIES & EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): August 27, 1999


                         CIB MARINE BANCSHARES, INC.
           (Exact name of registrant as specified in its charter)


                                  WISCONSIN
               (State or other jurisdiction of incorporation)


          000-24149                              37-1203599
   (Commission File Number)           (IRS Employer Identification No.)


              N27 W24025 PAUL COURT, PEWAUKEE, WISCONSIN 53072
         (Address including zip code of Principal Executive Offices)


                               (414) 695-6010
            (Registrant's telephone number, including area code)

                       CENTRAL ILLINOIS BANCORP, INC.
                 (Former name, if changed since last report)





   Item 5.   Other Events

   The stockholders of Central Illinois Bancorp, Inc., an Illinois corporation (the "Company"), approved the reincorporation of the Company from Illinois to Wisconsin on June 24, 1999. The reincorporation was effected August 27, 1999 by merging the Company into a wholly owned subsidiary which was recently formed solely for the purpose of effecting the reincorporation. The surviving corporation is known as CIB Marine Bancshares, Inc., a Wisconsin corporation (the "Registrant"). Upon consummation of the merger, each share of common stock of the Company, par value $1.00 per share, was automatically converted into one share of common stock of the Registrant, par value $1.00 per share. Certificates representing shares of common stock of the Company immediately before the effective time of the merger continue to represent the same number of shares of common stock of the Registrant immediately following the merger.

   The merger was consummated under the terms and conditions of an Agreement and Plan of Merger pursuant to which the Company ceased to exist as an Illinois corporation, the stockholders of the Company became stockholders of the Registrant and the Registrant succeeded to all the assets, liabilities, subsidiaries and other properties of the Company to the fullest extent provided by law. The rights of the stockholders and internal affairs of the Registrant are governed by the articles of incorporation and bylaws of Registrant and the Wisconsin Business Corporation Law.

   As a result of the reincorporation, the Registrant became the successor corporation to the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to its common stock, and will succeed to the Company's reporting obligations thereunder. Pursuant to Rule 12g-3 promulgated under the Exchange Act, the common stock of the Registrant is deemed to be registered under paragraph (g) of Section 12 of the Exchange Act. In addition, the Registrant has assumed all registration statements and reports filed by the Company under either the Exchange Act or the Securities Act of 1933, as amended.

   Item 7.   Financial Statements and Exhibits

        (c)  Exhibits

        2.1 Agreement and Plan of Merger dated as of May 28, 1999 by and between CIB Marine Bancshares, Inc. and Central Illinois Bancorp, Inc. (incorporated by reference to Appendix D to the Proxy Statement of Central Illinois Bancorp, Inc. filed with the Securities and Exchange Commission on May 28, 1999)

        3.1 Amended and Restated Articles of Incorporation of CIB Marine Bancshares, Inc. (incorporated by reference to Appendix B to the Proxy Statement of Central Illinois Bancorp, Inc. filed with the Securities and Exchange Commission on May 28, 1999)

                                      2





        3.2 Bylaws of CIB Marine Bancshares, Inc. (incorporated by reference to Appendix C to the Proxy Statement of Central Illinois Bancorp, Inc. filed with the Securities and Exchange Commission on May 28, 1999)

















































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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CIB MARINE BANCSHARES, INC.


   Date: August 30, 1999              By:  /s/ Donald J. Straka
                                           ------------------------------
                                           Donald J. Straka
                                           Senior Vice President and
                                           General Counsel






































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                                EXHIBIT INDEX
                                -------------

   Exhibit
   Number         Description
   -------        -----------

   2.1 Agreement and Plan of Merger dated as of May 28, 1999 by and between CIB Marine Bancshares, Inc. and Central Illinois Bancorp, Inc. (incorporated by reference to Appendix D to the Proxy Statement of Central Illinois Bancorp, Inc. filed with the Securities and Exchange Commission on May 28, 1999)

   3.1 Amended and Restated Articles of Incorporation of CIB Marine Bancshares, Inc. (incorporated by reference to Appendix B to the Proxy Statement of Central Illinois Bancorp, Inc. filed with the Securities and Exchange Commission on May 28, 1999)

   3.2 Bylaws of CIB Marine Bancshares, Inc. (incorporated by reference to Appendix C to the Proxy Statement of Central Illinois Bancorp, Inc. filed with the
                  Securities and Exchange Commission on May 28, 1999)